Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steve Peltzman, Chief Executive Officer of StatSure Diagnostic Systems, Inc., hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) the Quarterly Report on Form 10-QSB of StatSure Diagnostic Systems, Inc. for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) the information contained in the such Quarterly Report on Form 10-QSB of StatSure Diagnostic Systems, Inc. for the quarter ended September 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of StatSure Diagnostic Systems, Inc.

Date: November 09, 2007

	By:	/s/ Steve M. Peltzman
Steve M. Peltzman Chief Executive Officer (principal executive officer and duly authorized officer)